                               JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------


                                    SOVEREIGN
                                 U.S.GOVERNMENT
                                     INCOME
                                      FUND


                                  ANNUAL REPORT
                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr
                                    Chairman
                             William A. Barron, III*
                               Douglas M. Costle*
                                Leland O. Erdahl*
                               Richard A. Farrell*
                               William F. Glavin*
                                 Patrick Grant*
                               Ralph Lowell, Jr.*
                                 John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                   Vice Chairman and Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                Senior Vice President and Chief Financial Officer
                                 Susan S. Newton
           Vice President, Assistant Secretary and Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                         Investors Bank & Trust Company
                                 89 South Street
                           Boston, Massachusetts 02111

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse llp
                               160 Federal Street
                           Boston, Massachusetts 02110

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

   On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

   Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

   Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/Edward J. Boudreau, Jr.
-------------------------------------------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             BY BARRY H. EVANS, VICE PRESIDENT AND PORTFOLIO MANAGER
                             JOHN HANCOCK SOVEREIGN
                                 U.S.GOVERNMENT
                                  INCOME FUND

                    BOND MARKET RALLY FUELS FUND PERFORMANCE;
               TAME INFLATION AND SLOW ECONOMY BODE WELL FOR 1996

   Bond investors got a well-deserved break in 1995. Almost from the outset of the Fund's fiscal year last November, the market has been on a roll. Bond prices rose steadily in the first half of 1995, as interest rates fell on news of a slower economy and muted inflation. Since January, the benchmark 30-year U.S. Treasury bond rose 27.1%. That was a welcome relief to bond investors who suffered through 1994 -- one of the worst years in memory for bonds -- when the Federal Reserve was intent on reigning in economic growth by raising interest rates.

   The slower growth this year actually caused the Fed to reverse course in July and cut short-term interest rates to spur the economy. But the market had already anticipated the move and bond prices didn't move much. Gains came more fitfully in the third quarter, as investors struggled to measure the success of the Fed's "soft landing" scenario -- moderate growth, tame inflation and no signs of recession. In late summer, there were brief worries that the economy was actually heating up. But inflation


[A 2 1/2" x 3 3/4" photo of Barry H. Evans, at bottom right. Caption reads: " Barry H. Evans, Portfolio Manager."]

                                   [CAPTION]

             ["BOND INVESTORS GOT A WELL-DESERVED BREAK IN 1995."]

           John Hancock Funds - Sovereign U.S. Government Income Fund

[Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into two sections. Going from top left to right:
U.S. Treasury Bonds and Notes 61%, U.S. Government Agency Bonds 39%. Footnote below reads: "As a percentage of net assets on October 31, 1995."]

stayed tame and that kept the overall environment positive for bonds.

   The upshot was rewarding for investors in John Hancock Sovereign U.S. Government Income Fund. For the year ended October 31, 1995, the Fund's Class A and B shares had total returns of 15.90% and 15.27% respectively, at net asset value. That compared to the average general U.S. government fund's return of 14.70%, according to Lipper Analytical Services.(1)

TREASURIES, LONG DURATION BOOST PERFORMANCE

The Fund was well positioned to capture the rally right from the start. The Fund had an above-average stake in U.S. Treasuries, mostly those with maturities between 10 and 30 years. Interest-sensitive Treasuries tend to outperform other government instruments when rates are falling quickly. For the year ended October 31, these made up more than half the Fund's assets. In 1995, the 30-year Treasury performed best, returning 27.1%. By comparison, 10-year Treasuries returned 18.9% and short-term Treasuries averaged 8.8%. Over the last six months, we've captured the longer bonds' performance and locked in profits by paring back our Treasury holdings, from 70% of the Fund's assets to 61%.

   At the same time that we sold some of our longer Treasuries, we began adjusting the Fund's structure. We added more intermediate-term bonds and sold some short- and long-term bonds. The old structure, known in bond parlance as a "barbell" -- owning mostly short- and long-term bonds without much in the middle -- worked well in the last six months, as the yield curve flattened and stayed flat. A flat yield curve happens when there is little difference between short-term and long-term rates. The new structure, known as a "bullet," should help the Fund perform as the yield curve begins to steepen and the difference between short-term rates and long-term rates widens. We expect that's what will happen soon, especially if the Federal Reserve continues to lower short-term rates as we anticipate.

   The Fund's above-average duration also boosted total return. Duration is a measure of how sensitive a fund's share price is to changes in interest rates. Usually, the longer the duration, the more a fund's share price will move in response to interest-rate swings. So it paid to have a longer duration during this year's rally. At times during the period the Fund's duration was as long as
6.5 years, compared to the average U.S. government fund's average of around five years.

   During the last six months, we continued to buy more mortgage-backed securities to improve the Fund's yield and reverse the Fund's previous underweighting in mortgage holdings. By October, 39% of the Fund was in mortgage investments, compared to 20% a year earlier.

                                   [CAPTION]

["AT THE SAME TIME THAT WE SOLD SOME OF OUR LONGER TREASURIES, WE BEGAN ADJUSTING THE FUND'S STRUCTURE."]

           John Hancock Funds - Sovereign U.S. Government Income Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 8% from bottom to top, with 16% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 15.90% total return for the John Hancock Sovereign U.S. Government Income Fund, Class A. The second represents the 15.27% total return for the John Hancock Sovereign U.S. Government Income Fund, Class B. The third represents the 14.70% total return for the average general U.S. government income fund. A footnote below reads: "The total returns for John Hancock Sovereign U.S. Government Income Fund are at net asset value with all distributions reinvested. The average general U.S. government income fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

We recently added Ginnie Mae and Fannie Mae securities with coupons averaging 7-7.5%. Bought at a discount, they should perform well even if the market continues to rally. Typically, mortgages do best in a stable interest rate environment and suffer more overall when rates fall, since borrowers tend to pay off their mortgages early to refinance at a lower rate.

WHAT'S AHEAD

The bond market's next moves are closely tied to whether Congress succeeds in cutting the budget deficit and whether the Fed lowers rates again in response to their plan. Reducing the deficit is important because then the U.S. government can borrow money at lower rates and cut inflation. Even though interest rates could fall again with news of a good deficit package, there could also be some volatility ahead. After all the budget discussion dies down, the stage could be set for inflation concerns in early 1996 as investors re-focus on recent signs of growth in both the leading indicators and exports. And because the market's been so strong all year, it's more sensitive now to any piece of bad news.

   So we're hedging our bets and taking a more cautious approach for now. We'll keep duration only slightly longer than average, shorter than it has been. And a more traditional bullet structure will help the Fund as the yield curve steepens. If the economy speeds up or commodities prices spike, we'll buy more mortgages to generate higher income.

   But short-term prudence doesn't mean we're changing our long-term view. In fact, we view any reversals or corrections as buying opportunities, and any inflation scare as temporary. Even with bumps along the way, the economy's growth rate seems to be holding at its moderate 2.5% rate and inflation remains tame. At the same time, consumers are saddled with high debt levels and not much growth in income. They don't appear willing or able to spend enough to spur the economy. Capital spending, which has been the engine driving the latest economic expansion, seems to be slowing and global economies are weak. In our view, these factors provide a strong argument for lower interest rates. That bodes well for patient bond investors.

                                   [CAPTION]

["EVEN THOUGH INTEREST RATES COULD FALL AGAIN... THERE COULD ALSO BE SOME VOLATILITY AHEAD."]

(1)Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign U.S. Government Income Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.50% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                                                LIFE
                                                                   ONE          FIVE             OF
                                                                   YEAR         YEARS           FUND
                                                                   ----         -----           ----
John Hancock Sovereign U.S. Government Income Fund: Class A        8.74%        20.02%(1)        N/A
John Hancock Sovereign U.S. Government Income Fund: Class B        8.26%        46.33%         106.79%(2)


                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                                                LIFE
                                                                   ONE          FIVE             OF
                                                                   YEAR         YEARS           FUND
                                                                   ----         -----           ----
John Hancock Sovereign U.S. Government Income Fund: Class A        8.74%        5.00%(1)        N/A
John Hancock Sovereign U.S. Government Income Fund: Class B        8.26%        7.91%         8.11%(2)

                                     YIELDS

AS OF OCTOBER 31, 1995

                                                                   SEC 30-DAY
                                                                      YIELD
                                                                      -----
John Hancock Sovereign U.S. Government
  Income Fund: Class A                                                 5.62%
John Hancock Sovereign U.S. Government
  Income Fund: Class B                                                 5.24%


                              NOTES TO PERFORMANCE

(1)Class A shares started on January 3, 1992.
(2)Class B shares started on June 5, 1986.

                     WHAT HAPPENED TO A $10,000 INVESTMENT

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign U.S. Government Income Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Government Bond Index -- an unmanaged index that measures the performance of U.S. Treasury bonds and U.S. Government Agency bonds.

                     SOVEREIGN U.S. GOVERNMENT INCOME FUND
                                 CLASS A SHARES

Line chart with the heading Sovereign U.S. Government Income Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Income Fund on January 3, 1992, before sales charge, and is equal to $12,760 as of October 31, 1995. The second line represents the value of the Lehman Government Bond Index and is equal to $12,720 as of October 31, 1995. The third line represents the Sovereign U.S. Government Income Fund after sales charge and is equal to $12,181 as of October 31, 1995.

                     SOVEREIGN U.S. GOVERNMENT INCOME FUND
                                CLASS B SHARES*

Line chart with the heading Sovereign U.S. Government Income Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Lehman Government Bond Index and is equal to $21,250 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign U.S. Government Income Fund on June 5, 1986, before contingent deferred sales charge, and is equal to $20,977 as of October 31, 1995.


*No contingent deferred sales charge applicable.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   United States government and agencies obligations
    (cost - $476,569,236) ...............................          $495,332,079
   Short-term investments (cost - $304,000) .............               304,000
   Corporate savings account ............................                42,424
                                                                  -------------
                                                                    495,678,503

  Receivable for shares sold ............................               290,925
  Interest receivable ...................................             6,510,777
  Other assets ..........................................                23,327
                                                                  -------------
                    Total Assets ........................           502,503,532
                    -----------------------------------------------------------
LIABILITIES:
  Dividend payable ......................................                82,189
  Payable for shares repurchased ........................               129,833
  Payable for variation margin ..........................                68,594
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B .................................               340,459
  Accounts payable and accrued expenses .................                92,725
                                                                  -------------
                    Total Liabilities ...................               713,800
                    -----------------------------------------------------------
NET ASSETS:
  Capital paid-in .......................................           531,489,254
  Accumulated net realized loss on investments
    and financial futures contracts .....................         (  47,749,863)
  Net unrealized appreciation of investments
    and financial futures contracts .....................            18,132,530
  Distributions in excess of net investment income ......         (      82,189)
                                                                  -------------
                    Net Assets ..........................          $501,789,732
                    ===========================================================
NET ASSET VALUE PER SHARE:
  (Based on net assets and shares of beneficial
  interest outstanding - unlimited number of
  shares authorized with no par value,
  respectively)
  Class A - $370,965,771 / 37,049,269 ...................          $      10.01
  =============================================================================
  Class B - $130,823,961 / 13,080,320 ...................          $      10.00
  =============================================================================
MAXIMUM OFFERING PRICE PER SHARE:*
  Class A - $(10.01 x 104.71%) ..........................          $      10.48
  =============================================================================


* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.


STATEMENT OF OPERATIONS
Year ended  October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .................................................       $ 39,948,407
                                                                   ------------
  Expenses:
   Investment management fee - Note B ......................          2,514,147
   Distribution/service fee - Note B
     Class A ...............................................          1,004,768
     Class B ...............................................          1,677,203
   Transfer agent fee - Note B .............................          1,230,861
   Custodian fee ...........................................            114,796
   Trustees' fees ..........................................             99,134
   Printing ................................................             48,744
   Auditing fee ............................................             41,500
   Registration and filing fees ............................             38,551
   Miscellaneous ...........................................             19,571
   Legal fees ..............................................             12,254
                                                                   ------------
                    Total Expenses .........................          6,801,529
                    -----------------------------------------------------------
                    Net Investment Income ..................         33,146,878
                    -----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FINANCIAL FUTURES CONTRACTS:
  Net realized loss on investments sold ....................      (  24,497,814)
  Net realized loss on financial futures contracts .........      (   6,419,981)
  Change in net unrealized appreciation/depreciation of
    investments ............................................         71,940,175
  Change in net unrealized appreciation/depreciation of
    financial futures contracts ............................      (     630,313)
                                                                   ------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts ............         40,392,067
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ..............       $ 73,538,945
                    ===========================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                               ------------------------------------
                                                                                                   1995                   1994
                                                                                               -------------          -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income ..............................................................         $  33,146,878          $  36,554,449
  Net realized loss on investments sold and financial futures contracts ..............        (   30,917,795)        (   16,408,904)
  Change in net unrealized appreciation/depreciation of
    investments and financial futures contracts ......................................            71,309,862         (   60,739,209)
                                                                                               -------------          -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations ...................            73,538,945         (   40,593,664)
                                                                                               -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - $(0.6504 and $0.6544 per share, respectively) ...........................         (  22,638,537)        (   22,812,484)
   Class B - $(0.5970 and $0.6130 per share, respectively) ...........................         (  10,503,561)        (   13,741,965)
  Distributions from net realized gain on investments sold
   Class A - (none and $0.3080 per share, respectively) ..............................                  --           (   10,604,649)
   Class B - (none and $0.3080 per share, respectively) ..............................                  --           (    6,971,522)
                                                                                               -------------          -------------
   Total Distributions to Shareholders ...............................................         (  33,142,098)        (   54,130,620)
                                                                                               -------------          -------------
FROM FUND SHARE TRANSACTIONS -- NET* .................................................         (  50,878,110)        (   12,554,565)
                                                                                               -------------          -------------
NET ASSETS:
  Beginning of period ................................................................           512,270,995            619,549,844
                                                                                               -------------          -------------
  End of period (including distributions in excess
    of net investment income of $82,189 and none, respectively) ......................         $ 501,789,732          $ 512,270,995
                                                                                               =============          =============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                        YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------------------
                                                                          1995                                   1994
                                                             --------------------------------      --------------------------------
                                                                  SHARES           AMOUNT             SHARES              AMOUNT
                                                             -------------      -------------      -------------      -------------
CLASS A
  Shares sold ..........................................         7,317,218      $  72,500,554          3,159,870      $  31,833,752
  Shares issued to shareholders in reinvestment
    of distributions ...................................         2,046,427         19,655,465          2,873,408         28,806,391
                                                             -------------      -------------      -------------      -------------
                                                                 9,363,645         92,156,019          6,033,278         60,640,143
  Less shares repurchased ..............................       ( 6,449,531)    (   62,018,777)        (6,370,807)    (   63,185,012)
                                                             -------------      -------------      -------------      -------------
  Net increase (decrease) ..............................         2,914,114      $  30,137,242         (  337,529)    ($   2,544,869)
                                                             =============      =============      =============      =============
CLASS B
  Shares sold ..........................................         1,566,023      $  15,058,524          3,469,697      $  34,758,586
  Shares issued to shareholders in reinvestment
    of distributions ...................................           622,218          5,939,906          1,168,067         11,734,449
                                                             -------------      -------------      -------------      -------------
                                                                 2,188,241         20,998,430          4,637,764         46,493,035
  Less shares repurchased ..............................       (10,444,168)    (  102,013,782)        (5,742,895)    (   56,502,731)
                                                             -------------      -------------      -------------      -------------
  Net decrease .........................................       ( 8,255,927)    ($  81,015,352)        (1,105,131)     $ (10,009,696)
                                                             =============      =============      =============      =============


THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS YEAR. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS, AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------------
                                                     1995           1994           1993           1992(a)           1991
                                                 -----------    -----------    -----------    -----------       -----------
CLASS A
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period .........     $   9.24     $  10.89      $  10.29       $  10.51
                                                    --------     --------       -------       --------
 Net Investment Income ........................         0.65         0.65          0.68**         0.64
 Net Realized and Unrealized Gain (Loss) on
  Investments and Financial Futures Contracts .         0.77     (   1.34)         0.61       (   0.22)
                                                    --------     --------       -------       --------
    Total from Investment Operations ..........         1.42        (0.69)         1.29           0.42
                                                    --------     --------       -------       --------
 Less Distributions:
 Dividends from Net Investment Income .........     (   0.65)    (   0.65)     (   0.68)      (   0.64)
 Distributions from Net Realized
  Gain on Investments Sold ....................         --       (   0.31)     (   0.01)          --
                                                    --------     --------        -------      --------
    Total Distributions .......................     (   0.65)    (   0.96)     (   0.69)      (   0.64)
                                                    --------     --------        -------      --------
 Net Asset Value, End of Period ...............     $  10.01     $   9.24      $  10.89       $  10.29
                                                    ========     ========      =========      ========
 Total Investment Return at Net Asset Value (b)        15.90%    (   6.66)%       12.89%          5.33%(c)
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) ....     $370,966     $315,372      $375,416       $350,907
 Ratio of Expenses to Average Net Assets ......         1.17%        1.23%         1.30%          1.06%*
 Ratio of Net Investment Income
  to Average Net Assets .......................         6.76%        6.62%         6.47%          7.11%*
 Portfolio Turnover Rate ......................           94%         127%          273%           140%

CLASS B
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period .........     $   9.23     $  10.88      $  10.28       $  10.29       $   9.83
                                                    --------     --------      --------       --------       --------
 Net Investment Income ........................         0.60         0.61          0.66**         0.76           0.85
 Net Realized and Unrealized Gain (Loss) on
 Investments and Financial Futures Contracts...         0.77     (   1.34)         0.61           --             0.51
                                                    --------     --------      --------       --------       --------
    Total from Investment Operations ..........         1.37     (   0.73)         1.27           0.76           1.36
                                                    --------     --------      --------       --------       --------
 Less Distributions:
 Dividends from Net Investment Income .........     (   0.60)    (   0.61)     (   0.66)      (   0.77)      (   0.90)
 Distributions from Net Realized Gain
  on Investments Sold .........................         --       (   0.31)     (   0.01)          --             --
                                                    --------     --------      --------       --------       --------
    Total Distributions .......................     (   0.60)    (   0.92)     (   0.67)      (   0.77)      (   0.90)
                                                   ---------     --------      --------       --------       --------
 Net Asset Value, End of Period ...............     $  10.00     $   9.23      $  10.88       $  10.28       $  10.29
                                                    ========     ========      ========       ========       ========
 Total Investment Return at Net
  Asset Value (b)..............................        15.27%    (   7.05)%       12.66%          7.58%         14.46%
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (000's omitted) ....     $130,824     $196,899      $244,133       $197,032       $164,347
 Ratio of Expenses to Average Net Assets ......         1.72%        1.64%         1.51%          1.55%          1.51%
 Ratio of Net Investment Income to
  Average Net Assets ..........................         6.24%        6.19%         6.23%          7.35%          8.53%
 Portfolio Turnover Rate ......................           94%         127%          273%           140%            62%

 *  On an annualized basis
**  On average month end shares outstanding.
(a) Class A shares commenced operations on January 3, 1992.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY
SOVEREIGN U.S. GOVERNMENT INCOME FUND ON OCTOBER 31, 1995. THE SCHEDULE CONSISTS
OF TWO MAIN CATEGORIES: U.S. GOVERNMENT AND AGENCIES OBLIGATIONS AND SHORT-TERM
INVESTMENTS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION,
ARE LISTED LAST.

                                                                                                     PAR VALUE
                                                                             INTEREST     MATURITY    (000'S       MARKET
ISSUER, DESCRIPTION                                                            RATE         DATE      OMITTED)      VALUE
-------------------                                                            ----         ----      --------      -----
U.S. GOVERNMENT AND AGENCIES OBLIGATIONS
GOVERNMENTAL - U.S. (59.88%)
  United States Treasury, Note...........................................       8.500%     11-15-95   $ 4,560*  $  4,564,286
  United States Treasury, Note...........................................       9.375      04-15-96    16,000*    16,264,960
  United States Treasury, Note...........................................       9.125      05-15-99    12,000*    13,269,360
  United States Treasury, Bond...........................................      10.750      08-15-05    89,885    120,445,900
  United States Treasury, Bond **........................................       9.250      02-15-16    63,000     83,356,560
  United States Treasury, Bond...........................................       8.125      08-15-19    52,000*    62,595,000
                                                                                                                ------------
                                                                                                                 300,496,066
                                                                                                                ------------
GOVERNMENTAL - U.S. AGENCIES (38.83%)
  Federal Home Loan Mortgage Corp,
   CMO REMIC 1064-D......................................................       8.250      08-15-19     3,299      3,325,442
   CMO REMIC 1122-E......................................................       8.000      05-15-20     7,114      7,229,767
   CMO REMIC 1142-H......................................................       7.950      12-15-20    10,000     10,359,300
   CMO REMIC 1442-S......................................................       5.070#     12-15-97        42         38,848
  Federal National Mortgage Association,
   30 Yr Pass Thru Ctf...................................................       9.000      02-01-10    10,756*    11,267,124
   30 Yr Pass Thru Ctf...................................................       7.000      05-01-24    19,808*    19,640,580
   30 Yr Pass Thru Ctf...................................................       8.000      10-01-24     9,592*     9,829,145
   GTD REMIC Pass Thru Ctf 1990-42-E.....................................       9.800      05-25-19    10,083     10,231,316
   GTD REMIC Pass Thru Ctf 1991-76-M.....................................       9.000      07-25-06     5,000      5,212,500
   GTD REMIC Pass Thru Ctf 1991-159-C....................................       7.000      10-25-04    16,858     17,042,380
   GTD REMIC Pass Thru Ctf 1991-G8-E.....................................       9.000      04-25-21     6,000      6,375,938
   GTD REMIC Pass Thru Ctf G 17-B........................................       8.750      09-25-19     1,291      1,302,489
   Multicurrency PERLS+..................................................      11.450      07-10-96     1,000        190,000
  Financing Corp.,
   Bond Ser C............................................................       9.800      11-30-17     7,000      9,415,000
  Government National Mortgage Association,
   30 Yr Pass Thru Ctf...................................................       7.000      06-15-23     9,190*     9,126,862
   30 Yr Pass Thru Ctf...................................................       7.500      01-15-23to  21,692*    21,976,939
                                                                                           01-15-24
   30 Yr Pass Thru Ctf...................................................       8.000      01-15-25    10,099*    10,392,869
   30 Yr Pass Thru Ctf...................................................       8.500      01-15-25    40,100*    41,754,514

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

                                                                                                     PAR VALUE
                                                                             INTEREST     MATURITY    (000'S       MARKET
ISSUER, DESCRIPTION                                                            RATE         DATE      OMITTED)      VALUE
-------------------                                                            ----         ----      --------      -----
GOVERNMENTAL - U.S. AGENCIES (CONTINUED)
  Student Loan Marketing Association,
   Multicurrency PERLS+..................................................      10.000%     11-19-96    $1,000    $      96,250
   Multicurrency PERLS+..................................................      11.100      04-07-97       200           28,750
                                                                                                                 -------------
                                                                                                                   194,836,013
                                                                                                                 -------------
                                                                          TOTAL U.S. GOVERNMENT AND
                                                                               AGENCIES OBLIGATIONS
                                                                                (Cost $476,569,236)    (98.71)%    495,332,079
                                                                                                       ------    -------------
SHORT TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (0.06%)
  Investment in a joint repurchase agreement transaction with
  SBC Capital Markets Inc., Dated 10-31-95, Due
  11-01-95 (secured by U.S. Treasury Bond, 8.75% Due 05-15-17,
  U.S. Treasury Note, 5.75% Due 09-30-97) Note A ........................       5.890      11-01-95       304          304,000
                                                                                                                 -------------
CORPORATE SAVINGS ACCOUNT (0.01%)
  Investors Bank & Trust Company
  Daily Interest Savings Account Current Rate 3.00% .....................                                               42,424
                                                                                                                 -------------
                                                               TOTAL SHORT-TERM INVESTMENTS            ( 0.07)%        346,424
                                                                                                                 -------------
                                                                          TOTAL INVESTMENTS            (98.78)%  $ 495,678,503
                                                                                                       ======    =============

* Securities, other than short-term investments, newly added to the portfolio during the period ended October 31, 1995.
** U.S. Treasury Bonds with a value of $674,791 owned by the Fund were designated as margin deposits for future contracts at October 31, 1995.
#  Represents rate in effect on October 31, 1995.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.
+ Principal Exchange Rate Linked Securities (PERLS). PERLS are debt instruments that are denominated in U.S. dollars and pay interest in U.S. dollars, but whose principal repayments are linked to the performance of the U.S. dollar versus a foreign currency. If the foreign currency gains value against the U.S. dollar when the PERL matures, redemption will be at a premium. The redemption will be at a discount if the foreign dollar loses value against the U.S. dollar. As of 10/31/95, the Fund has PERLS with a total cost of $2,244,963 and a total value of $315,000, or 0.06% of the Fund's total net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

NOTE A  --
ACCOUNTING POLICIES

Freedom Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Sovereign U.S. Government Income Fund (the "Fund"), John Hancock Gold & Government Fund, John Hancock Regional Bank Fund, John Hancock Sovereign Achievers Fund and John Hancock Managed Tax-Exempt Fund. Prior to January 1, 1995, John Hancock Gold & Government Fund was known as John Hancock Freedom Gold & Government Fund and John Hancock Regional Bank Fund was known as John Hancock Freedom Regional Bank Fund.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $43,025,223 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distribution will be made. The carryforwards expire as follows:
October 31, 1998 -- $282,637, October 31, 2002 -- $16,549,431 and October 31,
2003 -- $26,193,155.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

EXPENSES The majority of the expenses of the Trusts are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1995, open positions in financial futures contracts were as follows:

                                                           UNREALIZED
EXPIRATION         OPEN CONTRACTS              POSITION   DEPRECIATION
----------         --------------              --------   ------------
DEC 1995           255 TREASURY BOND            SHORT       $630,313
                                                            ========

   At October 31, 1995, the Fund has deposited in a segregated account $510,000 par value of U.S. Treasury Bond, 9.250%, 02-15-16, to cover margin requirements on open financial futures contracts.

NOTE B  --
MANAGEMENT FEE AND TRANSACTIONS WITHAFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.50% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.45% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995, JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received on sales of Class A shares of the Fund amounted to $318,650. Out of this amount, $36,205 was retained and used for printing prospectuses, advertising, sales literature, and other purposes, $32,541 was paid as

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

sales commissions to unrelated broker-dealers and $249,904 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include FDC, Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995 the contingent deferred sales charges received by JH Funds amounted to $401,486.

   In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc. Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.34% and 0.12% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out of pocket expenses incurred by Investor Services on behalf of the Fund.

   For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $955,090 for Class A and $236,223 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

   Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability will be marked to market on a periodic basis and income earned by the investment will be recorded on the Fund's books.

NOTE C  --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended October 31, 1995 aggregated $517,280,371 and $515,295,631, respectively.

   The cost of investments owned at October 31, 1995 for federal income tax purposes was $478,159,173. Gross unrealized appreciation and depreciation of investments aggregated $21,577,131 and $4,100,225, respectively, resulting in net unrealized appreciation of $17,476,906.

                          NOTES TO FINANCIAL STATEMENTS

           John Hancock Funds - Sovereign U.S. Government Income Fund

NOTE D --
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended October 31, 1995, the Fund has reclassified amounts to reflect an increase in distributions in excess of net investment income of $86,969, an increase in accumulated net realized loss on investments and financial futures contracts of $34,334 and an increase in capital paid-in of $121,303. This represents the cumulative amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles.

           John Hancock Funds - Sovereign U.S. Government Income Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Sovereign U.S. Government Income Fund and the Trustees of Freedom Investment Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Sovereign U.S. Government Income Fund (the "Fund") (a portfolio of Freedom Investment Trust) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 14, 1995

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended October 31, 1995.

   None of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January of 1996. This will reflect the total of all distributions which are taxable for the calendar year 1995.

                                      NOTES

           John Hancock Funds - Sovereign U.S. Government Income Fund

                                      NOTES

           John Hancock Funds - Sovereign U.S. Government Income Fund

[LOGO] JOHN HANCOCK FUNDS                                            Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                                U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                            PAID
                                                                   Brockton, MA
                                                                  Permit No. 582

[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."

     This report is for the information of the John Hancock Sovereign U.S. Government Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]